© Copyright Teletouch Communications, Inc. 2011 ANNUAL SHAREHOLDERS MEETING FISCAL YEAR 2011 November 14, 2011

© Copyright Teletouch Communications, Inc. 2011 ALL STATEMENTS FROM TELETOUCH COMMUNICATIONS, INC . DURING THIS SHAREHOLDERS MEETING AND IN ANY RELATED PRESENTATIONS THAT ARE NOT BASED ON HISTORICAL FACT ARE “FORWARD - LOOKING STATEMENTS” WITHIN THE MEANING OF THE PSLRA OF 1995 AND THE PROVISIONS OF SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, AND SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . WHILE COMPANY’S MANAGEMENT HAS BASED ANY FORWARD - LOOKING STATEMENTS PRESENTED TODAY ON ITS CURRENT EXPECTATIONS, THE INFORMATION ON WHICH SUCH EXPECTATIONS WERE BASED MAY CHANGE . THESE FORWARD - LOOKING STATEMENTS RELY ON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS AND ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES, AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE OF OUR CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER FROM SUCH STATEMENTS . SUCH RISKS, UNCERTAINTIES, AND OTHER FACTORS INCLUDE, BUT ARE NOT NECESSARILY LIMITED TO, THOSE SET FORTH UNDER THE CAPTION “RISK FACTORS” IN THE COMPANY’S MOST RECENT FORM 10 - K AND 10 - Q FILINGS, AND AMENDMENTS THERETO, AS WELL AS OTHER PUBLIC FILINGS WITH THE SEC SINCE SUCH DATE . THE COMPANY OPERATES IN A RAPIDLY CHANGING AND COMPETITIVE ENVIRONMENT, AND NEW RISKS MAY ARISE . ACCORDINGLY, INVESTORS SHOULD NOT PLACE ANY RELIANCE ON FORWARD - LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS . THE COMPANY DISCLAIMS ANY INTENTION TO, AND UNDERTAKES NO OBLIGATION, TO UPDATE OR REVISE ANY FORWARD - LOOKING STATEMENTS .

© Copyright Teletouch Communications, Inc. 2011

© Copyright Teletouch Communications, Inc. 2011 ABOUT TELETOUCH COMMUNICATIONS ▪ 47+ years as a wireless service company ▪ 27+ years as a cellular services provider ▪ 38+ years as a consumer electronics retailer and wholesaler ▪ 125+ full - time employees ▪ Publicly traded as Teletouch Communications since 1994

© Copyright Teletouch Communications, Inc. 2011 MAJOR BUSINESS UNITS ▪ Hawk Electronics – Retail, Direct and Online Sales ▪ PCI Wholesale – Cellular and Consumer Electronics Distribution ▪ Teletouch Two - Way – Radio/SMR Products and Services ▪ Teletouch Public Safety Equipment

© Copyright Teletouch Communications, Inc. 2011 ABOUT HAWK ELECTRONICS THE ONLY “AUTHORIZED SERVICES PROVIDER” OF AT&T WIRELESS ▪ Direct billing, rating, servicing of end - user customers ▪ Unique co - branded billing services relationship with AT&T (formerly Cingular, Southwestern Bell Wireless) ▪ 20 Texas - based Retail & Authorized Agent stores ▪ Direct sales force for Corporate and Government accounts ▪ Proprietary billing and CRM platform ▪ In - house Technical Support and Call Center

© Copyright Teletouch Communications, Inc. 2011 ABOUT PCI WHOLESALE SHIPPING BY THE SINGLE BOX, PALLET OR TRUCKLOAD ▪ 30+ years expertise in wholesale distribution to retail, sub - distribution and large accounts ▪ 27+ years as a wireless products Distributor to carrier agents, rural carriers, resellers and other wholesale distributors ▪ National and International sales to markets including: Canada, Mexico, Brazil, UK, Singapore and China

© Copyright Teletouch Communications, Inc. 2011 ABOUT TELETOUCH TWO - WAY PRODUCTS AND RESOURCES ▪ Two - Way Radio LTR System across North and East Texas ▪ Motorola Manufacturers Representative, Platinum Dealer and an Elite Specialist Dealer ▪ System evaluation, engineering and design ▪ Factory - trained and licensed technicians across multiple product lines ▪ Extensive knowledge of network systems configurations and operations ▪ FCC Licensed Spectrum ▪ Motorola MSS since 1964

© Copyright Teletouch Communications, Inc. 2011 ABOUT TELETOUCH PUBLIC SAFETY EQUIPMENT END - TO - END SERVICE FOR GOVERNMENT, MILITARY & ENTERPRISE ▪ Teletouch PSE represents over 20 manufacturers ▪ Premier Whelen Master Distributor ▪ Complete install, turn - key solutions ▪ Award of multi - year GSA Contract

© Copyright Teletouch Communications, Inc. 2011 A BROAD SPECTRUM OF CUSTOMERS CONSUMER, BUSINESS AND GOVERNMENT ▪ City of Longview ▪ City of Tyler ▪ City of Palestine ▪ City of Lufkin ▪ City of Fort Worth ▪ River Oaks Police Department ▪ Fort Worth Fire Department ▪ Weatherford Fire Department ▪ Weatherford Police Department ▪ Henderson County SO ▪ Houston County SO ▪ Smith County SO ▪ US Marshal Office ▪ East Texas Medical Center ▪ Careflite ▪ Flint Energy ▪ Lattimore Materials ▪ DFW Airport ▪ TXI Operations ▪ EOG Resources ▪ TXDoT

© Copyright Teletouch Communications, Inc. 2011 AT - A - GLANCE FISCAL YEAR END: May 31 st EXCHANGE SYMBOL: OTCBB: TLLE 52 WEEK HIGH/LOW (as of NOV. 10, 2011) : $.11 / $.70 EPS FISCAL YEAR 2011: ($.05) MARKET CAP (as of NOV. 10, 2011) : $34.1 MILLION AVERAGE VOLUME: 11,549 SHARES OUTSTANDING (as of NOV. 10, 2011) : 48,739,002

TELETOUCH®
SHAREHOLDERS MEETING 2011

CONSOLIDATED REVENUE 2008-2011



$54.5M
$45.9M
$52.0M
$40.4M
FY2008
FY2009
FY2010
FY2011

© Copyright Teletouch Communications, Inc. 2011

TELETOUCH®
SHAREHOLDERS MEETING 2011

NET INCOME (LOSS) 2008-2011


$1.6M
($3.1M)
($1.9M)
($2.5M)
FY2008*
FY2009
FY2010
FY2011

*INCLUDES NON-CASH GAIN OF $3.8 MILLION.

© Copyright Teletouch Communications, Inc. 2011

© Copyright Teletouch Communications, Inc. 2011 FY2008 FY2009 FY2010 FY2011 EBITDA 2008 - 2011 $5.4M $2.5M $2.1M $1.1M

© Copyright Teletouch Communications, Inc. 2011 $ 21.9M $ 4.7M $0.1M <1% $ 13.7M BUSINESS SEGMENTS Cellular Two-Way Radio/PSE Other Wholesale Distribition 34% 54% 12%

TELETOUCH®
SHAREHOLDERS MEETING 2011

FISCAL YEAR 2011

HIGHLIGHTS

- Listing moved to OTC Bulletin Board
- Completed restructuring and reduced overhead by ~$200k per month
- Exited T-Mobile®, CLEAR®, Boostmobile™ relationships
- Awarded multi-year Government Services Administration (GSA) Contract
- Awarded State of Texas Multiple Awards Schedule (TXMAS) contract
- Listed on Texas BuyBoard® state and local purchasing cooperative
- Awarded Exclusive Master Distributor Agreement with Trident Cases, Inc. for Central U.S.
- Filed expert damages report with arbitration Judge Willcutts (March)
- Negotiated initial Settlement Agreement framework with AT&T (May)

© Copyright Teletouch Communications, Inc. 2011

© Copyright Teletouch Communications, Inc. 2011 FISCAL YEAR 2012 BUSINESS PLAN ▪ Settle AT&T litigation ▪ Enter into new OEM handset distribution relationship ▪ Continue focus on PSE Division growth ▪ Complete one significant acquisition ▪ Start relisting process on AMEX or NASDAQ ▪ Maintain earnings momentum

© Copyright Teletouch Communications, Inc. 2011 IT’S ALL ABOUT OUR PEOPLE! Team Teletouch – Tyler Firefighter Combat Challenge 2011 Teletouch and RIM Playbook presentation to Medal of Honor Recipients at 2011 Colonial Golf Tournament

© Copyright Teletouch Communications, Inc. 2011 FOR OVER 47 YEARS, TELETOUCH HAS OFFERED A COMPREHENSIVE SUITE OF WIRELESS TELECOMMUNICATIONS SOLUTIONS, INCLUDING CELLULAR, TWO - WAY RADIO, GPS - TELEMETRY AND WIRELESS MESSAGING . TELETOUCH IS A LEADING DIRECT AUTHORIZED SERVICE PROVIDER AND BILLING AGENT OF AT&T (NYSE : T) PRODUCTS AND SERVICES TO CONSUMERS, BUSINESSES AND GOVERNMENT AGENCIES, AS WELL AS AN OPERATOR OF ITS OWN TWO - WAY RADIO NETWORK AND LTR SYSTEMS IN TEXAS . TELETOUCH OPERATES A CHAIN OF 20 RETAIL AND AUTHORIZED AGENT STORES UNDER THE "TELETOUCH" AND "HAWK ELECTRONICS" BRANDS, IN CONJUNCTION WITH ITS DIRECT SALES FORCE, CALL CENTER OPERATIONS, AND VARIOUS RETAIL E - COMMERCE WEBSITES INCLUDING : WWW . HAWKELECTRONICS . COM, WWW . HAWKWIRELESS . COM AND WWW . HAWKEXPRESS . COM . THROUGH ITS WHOLLY OWNED SUBSIDIARY, PROGRESSIVE CONCEPTS, INC . , TELETOUCH OPERATES A NATIONAL DISTRIBUTION BUSINESS, PCI WHOLESALE, PRIMARILY SERVING LARGE CELLULAR CARRIER AGENTS AND RURAL CARRIERS, AS WELL AS AUTO DEALERS AND SMALLER CONSUMER ELECTRONICS RETAILERS, WITH PRODUCT SALES AND SUPPORT AVAILABLE THROUGH WWW . PCIWHOLESALE . COM AND WWW . PCIDROPSHIP . COM, AMONG OTHER B 2 B ORIENTED WEBSITES .

© Copyright Teletouch Communications, Inc. 2011 SHAREHOLDERS MEETING FISCAL YEAR 2011 November 14, 2011 THANK YOU